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                                                                    EXHIBIT 23


                     [LETTERHEAD OF ARTHUR ANDERSEN & CO.]


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
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As independent public accountants, we hereby consent to the incorporation by reference of our report dated June 23, 1994, included in Fleetwood Enterprises, Inc.'s annual report on Form 10-K for the year ended April 24, 1994, to the Company's previously filed Registration Statement No. 2-79232.

                                          /s/ ARTHUR ANDERSEN & CO.

                                          ARTHUR ANDERSEN & CO.
Orange County, California
June 23, 1994